Exhibit 10.1

TRANSDIGM GROUP INCORPORATED
2019 STOCK OPTION PLAN
1. Purpose.
The purpose of the Plan is to assist the Company in attracting, retaining, motivating and rewarding certain key employees, officers, directors and consultants of the Company and its Affiliates, and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Options to Eligible Persons to encourage such persons to expend their maximum efforts in the creation of stockholder value. The Plan does not authorize the issuance of any equity awards other than Options.
2. Definitions.
For purposes of the Plan and related Option Agreements, the following terms shall be defined as set forth below:
(a) “Affiliate” means, with respect to any entity, any other entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such entity.
(b) “Applicable Laws” means the requirements related to or implicated by the administration or the Plan under applicable state corporate law, federal and statute securities laws, the Code, any stock exchange or quotation system on which the shares of Stock are listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are granted under the Plan.
(c) “Board” means the Board of Directors of the Company.
(d) “Cause” means, in the absence of any employment agreement between a Participant and the Employer otherwise defining Cause, (i) acts of personal dishonesty, gross negligence or willful misconduct on the part of a Participant in the course of his or her employment or services; (ii) a Participant’s engagement in conduct that results, or could be reasonably expected to result, in material injury to the reputation or business of the Company or its Affiliates; (iii) misappropriation by a Participant of the assets or business opportunities of the Company or its Affiliates; (iv) embezzlement or fraud committed by a Participant, at his or her direction, or with his or her personal knowledge; (v) a Participant’s conviction by a court of competent jurisdiction of, or pleading “guilty” or “no contest” to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) that has, or could be reasonably expected to have, an adverse impact on the performance of the Participant’s duties to the Company or its Affiliates; or (vi) failure by a Participant to follow the lawful directions of a superior officer or the Board. If there is an employment agreement between a Participant and the Employer defining Cause, “Cause” shall have the meaning provided in such agreement. Unless an applicable employment agreement otherwise provides, the Committee, in its absolute discretion, will determine the effect of all matters on questions relating to whether a Participant has been discharged for Cause.
(e) “Change in Control” means:
(i) A change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company or any of its Affiliates, or an employee benefit plan maintained by the Company or any of its Affiliates) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition;
(ii) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or
(iii) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
(g) “Committee” means the Board or such other committee appointed by the Board consisting of two or more individuals.
(h) “Company” means TransDigm Group Incorporated, a Delaware corporation.
(i) “Disability” means, in the absence of any employment agreement between a Participant and the Employer otherwise defining Disability, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. If there is an employment agreement between a Participant and the Employer defining Disability, “Disability” has the meaning provided in such agreement.
(j) “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired by exercise of an Incentive Stock Option made within the period that is (i) two years after the date the Participant was granted the Incentive Stock Option or (ii) one year after the date the Participant acquired Stock by exercising the Incentive Stock Option.
(k) “Effective Date” shall mean the date this Plan is adopted by the Board of Directors.
(l) “Eligible Person” means (i) each employee of the Company or of any of its Affiliates, including each such person who may also be a director of the Company and/or its Affiliates; (ii) each non-employee director of the Company and/or its Affiliates; (iii) each other person who provides substantial consulting or advisory services to the Company and/or its Affiliates and who is designated as eligible by the Committee; and (iv) any person who has been offered employment by the Company or its Affiliates; provided, that such prospective employee may not receive any payment or exercise any right relating to an Option until such person has commenced employment with the Company or its Affiliates. An employee on an approved leave of absence may be considered as still in the employ of the Company or its Affiliates for purposes of eligibility for participation in the Plan.
(m) “Employer” means either the Company or an Affiliate of the Company that the Participant (determined without regard to any transfer of an Option) is principally employed by or provides services to, as applicable.
(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
(o) “Expiration Date” means the date upon which the term of an Option expires, as determined under Section 5(b).
(p) “Fair Market Value” means (i) if the Stock is listed on a national securities exchange, the closing price reported on the primary exchange with which the Stock is listed and traded on the date of determination, or if there is no such sale on that date, then on the last preceding date on which such a sale was reported, or (ii) if the Stock is not listed on any national securities exchange but is listed on the Nasdaq National Market System, the last sale price reported on the date of determination, or, if there is no such sale on that date then on the last preceding date on which such a sale was reported. If the Stock is not listed on a national securities exchange or the Nasdaq National Market System, the Fair Market Value means the amount determined by the Board in good faith to be the fair market value per share of Stock, on a fully diluted basis.

(q) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(r) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(s) “Option” means a conditional right, granted to a Participant under Section 5, to purchase Stock at a specified price during specified time periods. Options under the Plan may be Incentive Stock Options or Nonqualified Stock Options.
(t) “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.
(u) “Participant” means an Eligible Person who has been granted an Option under the Plan, or if applicable, such other person or entity who holds an Option.
(v) “Plan” means this TransDigm Group Incorporated 2019 Stock Option Plan.
(w) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3.
(x) “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
(y) “Stock” means the Company’s common stock, $0.01 par value, and such other securities as may be substituted for Stock pursuant to Section 6.

3. Administration.
(a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee has full and final authority, in each case subject to and consistent with the provisions of the Plan, to (i) select Eligible Persons to become Participants; (ii) grant Options; (iii) determine the type, number of shares of Stock subject to, and other terms and conditions of, and all other matters relating to, Options; (iv) prescribe Option agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan; (v) construe and interpret the Plan and Option agreements and correct defects, supply omissions, or reconcile inconsistencies therein; and (vi) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Options under the Plan to non-employee directors. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires. Any action of the Committee shall be final, conclusive and binding on all persons, including, without limitation, the Company, its Affiliates, Eligible Persons, Participants and beneficiaries of Participants.
(b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action relating to an Option granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, that upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

(c) Delegation. The Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including but not limited to administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Option granted under the Plan to (i) any person who is an “insider” within the meaning of Section 16 of the Exchange Act or (ii) any person or entity who is not an employee of the Company or any of its Affiliates shall be expressly approved by the Committee.
(d) Section 409A. The Committee shall take into account compliance with Section 409A of the Code in connection with any grant of an Option under the Plan, to the extent applicable.
4. Shares Available Under the Plan.
(a) Number of Shares Available for Delivery. Subject to adjustment as provided in Section 6, the total number of shares of Stock reserved and available for delivery in connection with Options under the Plan is 4,000,000. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase.
(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Option. To the extent that an Option expires or is canceled, forfeited, or otherwise terminated without a delivery to the Participant of the full number of shares to which the Option related, the undelivered shares will again be available for grant; provided, however, that any shares subject to an Option that are surrendered to pay the exercise price or taxes related to the exercise of such Option shall not be available for re-granting and shall be extinguished from the Plan.
(c) Award Limitation. Subject to the provisions of Section 8, no Employee shall be eligible to be granted Options covering more than 1,500,000 shares of Stock during any calendar year. This subsection (c) shall not apply until the earliest date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.
5. Options.
(a) General. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are employed by the Employer and in accordance with Section 5(h). The provisions of separate Options shall be set forth in an Option Agreement, which agreements need not be identical.
(b) Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c) Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock on the date of grant.
(d) Payment for Stock. Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full, upon exercise of the Options and paid, to the extent permitted by applicable statutes and regulations: (a) in immediately available funds in United States dollars, or by certified or bank cashier’s check at the time the option is exercised; (ii) by surrender to the Company of shares of Stock that (A) have been held by the Participant for at least six-months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes), or (B) were acquired from a person other than the Company (i.e., a stock-for-stock exchange); (iii) a “cashless” exercise program established with a broker selected by the Company; or (iv) at the discretion of the Committee, (A) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value on the date of exercise equal to the aggregate Option Exercise Price or (B) in any other form of legal consideration that may be acceptable to the Committee; or (v) by any combination of the foregoing methods. Anything herein to the contrary notwithstanding, the Company shall not directly or indirectly extend or maintain credit, or arrange for the extension of credit, in the form of a personal loan to or for any director or executive officer of the Company through the Plan in violation of Section 402 of the Sarbanes-Oxley Act of 2002 (“Section 402 of SOX”), and to the extent that any form of payment would, in the opinion of the Company’s counsel, result in a violation of Section 402 of SOX, such form of payment shall not be available.
(e) Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Committee and set forth in the Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed or rendering services to the Employer, and all vesting shall cease upon a Participant’s termination of employment or services with the Employer for any reason. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires.
(f) Transferability of Options. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Nonqualified Stock Options shall not be transferable except by will or the laws of descent and distribution, except that the Committee may permit any portion of a Nonqualified Stock Option to be transferred to, exercised by and paid to certain persons or entities related to such Participant, including but not limited to members of such Participant’s family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of such Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with such Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.
(g) Termination of Employment or Service. Except as may otherwise be provided by the Committee in the Option Agreement or otherwise:
(i) If prior to the Expiration Date, a Participant’s employment or service, as applicable, with the Employer terminates for any reason other than (A) by the Employer for Cause, or (B) by reason of the Participant’s death or Disability, (1) all vesting with respect to the Options shall cease, (2) any unvested Options shall expire as of the date of such termination, and (3) any vested Options shall remain exercisable until the earlier of the Expiration Date or the date that is six (6) months after the date of such termination.
(ii) If prior to the Expiration Date, a Participant’s employment or service, as applicable, with the Employer terminates by reason of such Participant’s death or Disability, (A) all vesting with respect to the Options shall cease, (B) any unvested Options shall expire as of the date of such termination, and (C) any vested Options shall expire on the earlier of the Expiration Date or the date that is twelve (12) months after the date of such termination due to death or Disability of the Participantand shall be exercisable by the person or persons to whom a Participant’s rights under the Options pass by will or the applicable laws of descent and distribution.
(iii) If prior to the Expiration Date, a Participant’s employment or service, as applicable, with the Employer is terminated by the Employer for Cause, all Options (whether or not vested) shall immediately expire as of the date of such termination.

(h) Special Provisions Applicable to Incentive Stock Options.
(i) No Incentive Stock Option may be granted to any Participant who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Option (A) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option; and (B) cannot be exercised more than five (5) years after the date it is granted.

(ii) To the extent the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.
(iii) Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.
6. Adjustment for Recapitalization, Merger, etc.
(a) Capitalization Adjustments. The aggregate number of shares of Stock that may be granted or purchased pursuant to Options granted hereunder, the number of shares that may be granted or purchased pursuant to Options in any calendar year, the number of shares of Stock covered by each outstanding Option, and the price per share thereof in each such Option shall be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price or kind of a share of Stock or other consideration subject to such Options (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Option; or (ii) in the event of any change in applicable laws or any change in circumstances that results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.
(b) Corporate Events. Notwithstanding the foregoing, except as may otherwise be provided in an Option agreement, in the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash; (iii) a Change in Control; or (iv) the reorganization or liquidation of the Company (each, a “Corporate Event”), in lieu of providing the adjustment set forth in subsection (a) above, the Committee may, in its discretion, “cash-out” vested and/or unvested Options by providing that such vested and/or unvested Options shall be cancelled as of the consummation of such Corporate Event, and that holders of Options will receive a payment in respect of cancellation of their Options based on the amount of the per share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options and other Options subject to exercise, the applicable exercise price; provided, however, that holders of “performance vested” Options shall only be entitled to consideration in respect of cancellation of such Options to the extent that applicable performance criteria are achieved prior to or as a result of such Corporate Event, and shall not otherwise be entitled to payment in consideration of cancelled unvested Options. Payments to holders pursuant to the preceding sentence shall be made in cash, or, in the sole discretion of the Committee, in such other consideration necessary for a holder of an Option to receive property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Option at such time.
(c) Fractional Shares. Any such adjustment may provide for the elimination of any fractional share that might otherwise become subject to an Option.
7. Use of Proceeds.
The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

8. Rights and Privileges as a Stockholder.
Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of stock ownership in respect of shares of Stock that are subject to Options hereunder until such shares have been issued to that person.

9. Employment or Service Rights.
No individual shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.
10. Compliance with Laws.
The obligation of the Company to deliver Stock upon vesting and/or exercise of any Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock issued upon exercise or settlement of Options. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.
11. Withholding Obligations.
As a condition to the vesting and/or exercise of any Option, the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all Federal, state and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting and/or exercise. The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements and such shares shall be valued at their Fair Market Value as of the settlement date of the Option; provided, however, that the aggregate Fair Market Value of the number of shares of Stock that may be used to satisfy tax withholding requirements may not exceed the minimum statutory required withholding amount with respect to such Option.
13. Amendment of the Plan or Options.
(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan; provided, however, that, except as contemplated by Section 6, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice of counsel, whether such amendment will be contingent on stockholder approval.
(b) Amendment of Options. The Committee, at any time, and from time to time, may amend the terms of any one or more Option awards; provided, however, that the rights under any Option shall not be impaired by any such amendment unless the Participant consents in writing.
14. Termination or Suspension of the Plan.
The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the Effective Date. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

15. Effective Date of the Plan.
The Plan is effective as of the date of adoption by the Board of Directors.
16. Miscellaneous.
(a) Participants Outside of the United States. The Committee may modify the terms of any Option under the Plan made to or held by a Participant who is then a resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Option shall conform to laws, regulations and customs of the country in which the Participant is then a resident or primarily employed, or so that the value and other benefits of the Option to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such Option to a Participant who is a resident or primarily employed in the United States. An Option may be modified under this Section 16(a) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Option is modified.
(b) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
(c) Payments Following Accidents or Illness. If the Committee finds that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(d) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.
(e) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.
(f) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than such member.

(g) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
(h) Clawback. Notwithstanding any other provisions in the Plan, Options, any shares of Stock acquired on exercise and any proceeds from the sale thereof will be subject to such deduction and clawback recovery to the extent required by Applicable Laws.